EXHIBIT 32.2
                                  ------------

                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR

                      RULE 15d-14(b) and 18 U.S.C. ss.1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of American Capital Partners Limited, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy Ellis, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 15, 2005                          By: /s/ Timothy Ellis
                                                   -----------------
                                                   Timothy Ellis
                                                   Principal Financial and
                                                   Accounting Officer



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